Exhibit 2

SCHEDULE OF TRANSACTIONS

Common Stock
The following table sets forth transactions in the Common Stock effected by WFFTL within the past sixty days, which transactions were effected in the open market through brokers.

Trade Date	Type	Quantity	Price[1]
9/29/2025	Buy	100,000	$1.95
9/29/2025	Sell	99,229	$1.9677[2]
10/1/2025	Assignment on Call Option (Sale)	800	$1.50
10/3/2025	Assignment on Call Option (Sale)	1,800	$1.50
10/3/2025	Buy	125,000	$2.48
10/3/2025	Sell	125,000	$2.4504[3]
10/3/2025	Buy	100,000	$2.45
10/3/2025	Sell	100,000	$2.4362[4]
10/14/2025	Sell	3,879,450	$0.8345[5]
10/15/2025	Sell	1,352,453	$0.6811[6]
10/15/2025	Sell	2,773,308	$0.782[7]
10/16/2025	Sell	1,500,000	$0.5832[8]
10/17/2025	Sell	2,020,000	$0.6501[9]

1 The price per share excludes commissions.
2 This transaction was executed in multiple trades at prices ranging from $1.865 to $2.03, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of Common Stock sold at each separate price within the range set forth herein.
3 This transaction was executed in multiple trades at prices ranging from $2.4114 to $2.48, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of Common Stock sold at each separate price within the range set forth herein.
4 This transaction was executed in multiple trades at prices ranging from $2.4114 to $2.48, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of Common Stock sold at each separate price within the range set forth herein.
5 This transaction was executed in multiple trades at prices ranging from $0.7703 to $0.9239, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of Common Stock sold at each separate price within the range set forth herein.
6 This transaction was executed in multiple trades at prices ranging from $0.6546 to $0.8178, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of Common Stock sold at each separate price within the range set forth herein.
7 This transaction was executed in multiple trades at prices ranging from $0.6546 to $0.8178, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of Common Stock sold at each separate price within the range set forth herein.
8 This transaction was executed in multiple trades at prices ranging from $0.5002 to $0.6919, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of Common Stock sold at each separate price within the range set forth herein.
9 This transaction was executed in multiple trades at prices ranging from $0.55 to $0.7504, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of Common Stock sold at each separate price within the range set forth herein.

Stock Options
The following table sets forth transactions in options in the Common Stock effected by WFFTL within the past sixty days, which transactions were effected in the open market through brokers.

Trade Date	Type	Quantity[10]	Expiration Date / Call or Put / Strike Price	Price[11]
9/29/2025	Sell	1	1/15/2027 CALL $1.5	$0.60
9/29/2025	Sell	2	1/16/2026 CALL $1.5	$0.60
9/29/2025	Sell	1	1/16/2026 CALL $15	$0.04
9/29/2025	Sell	5	1/16/2026 CALL $2	$0.36
9/29/2025	Sell	1	1/16/2026 CALL $2.5	$0.32
9/29/2025	Sell	1,000	11/21/2025 CALL $3	$0.20
9/29/2025	Buy	1,000	11/21/2025 PUT $3	$1.75
9/29/2025	Sell	1	12/19/2025 CALL $1.5	$0.50
9/29/2025	Sell	2,829	12/19/2025 CALL $2	$0.31
9/29/2025	Sell	1	12/19/2025 CALL $2.5	$0.25
9/30/2025	Sell	22	1/16/2026 CALL $1.5	$0.4455[12]
9/30/2025	Sell	44	1/16/2026 CALL $2	$0.29
9/30/2025	Sell	1	1/16/2026 CALL $3	$0.20
9/30/2025	Buy	1	1/16/2026 PUT $1	$0.40
9/30/2025	Buy	18	1/16/2026 PUT $2	$1.30
9/30/2025	Buy	84	1/16/2026 PUT $3	$2.27
9/30/2025	Sell	5	12/19/2025 CALL $2.5	$0.22
9/30/2025	Sell	150	12/19/2025 CALL $3	$0.15
9/30/2025	Buy	100	12/19/2025 PUT $1.5	$0.76
9/30/2025	Sell	10	5/15/2026 CALL $2	$0.39
10/1/2025	Sell	50	1/15/2027 CALL $2	$0.60
10/1/2025	Assignment	7	1/16/2026 CALL $1.5	$0.00
10/1/2025	Sell	9	1/16/2026 CALL $1.5	$0.72
10/1/2025	Sell	20	1/16/2026 CALL $3	$0.30
10/1/2025	Sell	6	1/16/2026 CALL $4	$0.20
10/1/2025	Buy	1	1/16/2026 PUT $27	$25.70
10/1/2025	Buy	1	1/16/2026 PUT $3	$2.24
10/1/2025	Sell	29	11/21/2025 CALL $2.5	$0.3179[13]
10/1/2025	Assignment	1	12/19/2025 CALL $1.5	$0.00
10/1/2025	Sell	50	12/19/2025 CALL $3	$0.25
10/1/2025	Buy	50	12/19/2025 PUT $1.5	$0.80
10/1/2025	Buy	10	12/19/2025 PUT $2	$1.20
10/2/2025	Sell	4	1/16/2026 CALL $2.5	$0.335[14]
10/2/2025	Sell	1	1/16/2026 CALL $3	$0.25
10/2/2025	Buy	13	1/16/2026 PUT $3	$2.2769[15]
10/2/2025	Sell	25	12/19/2025 CALL $2.5	$0.30
10/3/2025	Assignment	18	1/16/2026 CALL $1.5	$0.00
10/3/2025	Buy	1	1/16/2026 PUT $2	$1.35
10/3/2025	Buy	60	12/19/2025 PUT $2	$1.34
10/3/2025	Sell	1,000	1/16/2026 CALL $3	$0.30
10/3/2025	Sell	250	1/16/2026 CALL $3	$0.30
10/3/2025	Sell	300	1/16/2026 CALL $3	$0.30
10/3/2025	Sell	700	1/16/2026 CALL $3	$0.30
10/3/2025	Buy	1,000	1/16/2026 PUT $3	$2.33
10/3/2025	Buy	250	1/16/2026 PUT $3	$2.30
10/3/2025	Buy	300	1/16/2026 PUT $3	$2.30
10/3/2025	Buy	700	1/16/2026 PUT $3	$2.30
10/6/2025	Sell	19	1/16/2026 CALL $2.5	$0.42
10/7/2025	Sell	505	12/19/2025 CALL $3	$0.3108[16]
10/8/2025	Sell	155	1/16/2026 CALL $3	$0.307[17]
10/8/2025	Sell	40	1/16/2026 CALL $3.5	$0.27
10/8/2025	Sell	172	11/21/2025 CALL $3.5	$0.25
10/8/2025	Sell	150	12/19/2025 CALL $3	$0.30
10/8/2025	Sell	118	12/19/2025 CALL $3.5	$0.2662[18]
10/10/2025	Sell	16	1/16/2026 CALL $3	$0.3006[19]
10/10/2025	Sell	10	12/19/2025 CALL $2.5	$0.30
10/10/2025	Sell	13	12/19/2025 CALL $3	$0.30
10/10/2025	Buy	1	12/19/2025 PUT $2	$1.43
10/10/2025	Sell	1,026	2/20/2026 CALL $2.5	$0.3365[20]
10/10/2025	Sell	1	5/15/2026 CALL $2	$0.45
10/10/2025	Sell	269	5/15/2026 CALL $2.5	$0.2947[21]
10/13/2025	Sell	20	1/16/2026 CALL $1.5	$0.20
10/13/2025	Sell	57	1/16/2026 CALL $2	$0.1498[22]
10/13/2025	Sell	6	1/16/2026 CALL $3	$0.10
10/13/2025	Sell	102	10/17/2025 CALL $1.5	$0.07
10/13/2025	Sell	5	10/24/2025 CALL $1.5	$0.08
10/13/2025	Sell	3	11/7/2025 CALL $2	$0.08
10/13/2025	Sell	63	12/19/2025 CALL $1.5	$0.20
10/13/2025	Sell	9	12/19/2025 CALL $2	$0.19
10/13/2025	Sell	288	12/19/2025 CALL $3	$0.1096[23]
10/13/2025	Buy	75	2/20/2026 PUT $2	$1.35
10/14/2025	Sell	122	1/16/2026 CALL $1	$0.1916[24]
10/14/2025	Sell	17,337	10/17/2025 CALL $1	$0.0597[25]
10/14/2025	Sell	148	10/17/2025 CALL $1.5	$0.03
10/14/2025	Sell	151	10/24/2025 CALL $1	$0.0839[26]
10/14/2025	Sell	160	10/24/2025 CALL $2	$0.03
10/14/2025	Sell	5	2/20/2026 CALL $1	$0.20
10/14/2025	Sell	5	3/19/2027 CALL $7	$0.15
10/15/2025	Sell	172	10/17/2025 CALL $1.5	$0.02
10/15/2025	Sell	825	10/24/2025 CALL $1	$0.0823[27]
10/15/2025	Sell	72	10/24/2025 CALL $1.5	$0.04
10/15/2025	Sell	467	10/31/2025 CALL $1	$0.10
10/15/2025	Sell	285	10/31/2025 CALL $2	$0.04
10/16/2025	Sell	505	10/24/2025 CALL $1	$0.03
10/16/2025	Sell	27	10/31/2025 CALL $1	$0.09
10/16/2025	Sell	10	10/31/2025 CALL $1.5	$0.05
10/16/2025	Sell	249	10/31/2025 CALL $2	$0.03
10/16/2025	Sell	22	11/7/2025 CALL $1	$0.09
10/16/2025	Sell	28	11/7/2025 CALL $2	$0.06
10/16/2025	Sell	504	11/7/2025 CALL $3	$0.03
10/17/2025	Expiration	17,337	10/17/2025 CALL $1	$0.00
10/17/2025	Expiration	422	10/17/2025 CALL $1.5	$0.00
10/17/2025	Sell	2,647	10/24/2025 CALL $1	$0.0661[28]
10/17/2025	Sell	181	10/24/2025 CALL $1.5	$0.04
10/17/2025	Sell	90	10/24/2025 CALL $2	$0.03
10/17/2025	Sell	1	11/7/2025 CALL $1	$0.10

10 The quantity of options reported in this table reflects number of option contracts, with each contract representing 100 shares of Common Stock.
11 The price per share excludes commissions.
12 This transaction was executed in multiple trades at prices ranging from $0.40 to $0.50, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock sold at each separate price within the range set forth herein.
13 This transaction was executed in multiple trades at prices ranging from $0.30 to $0.32, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock sold at each separate price within the range set forth herein.
14 This transaction was executed in multiple trades at prices ranging from $0.32 to $0.35, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock sold at each separate price within the range set forth herein.
15 This transaction was executed in multiple trades at prices ranging from $2.25 to $2.30, inclusive. The price reported above reflects the weighted average purchase price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock purchased at each separate price within the range set forth herein.
16 This transaction was executed in multiple trades at prices ranging from $0.31 to $0.32, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock sold at each separate price within the range set forth herein.
17 This transaction was executed in multiple trades at prices ranging from $0.30 to $0.34, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock sold at each separate price within the range set forth herein.
18 This transaction was executed in multiple trades at prices ranging from $0.26 to $0.27, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock sold at each separate price within the range set forth herein.
19 This transaction was executed in multiple trades at prices ranging from $0.30 to $0.31, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock sold at each separate price within the range set forth herein.
20 This transaction was executed in multiple trades at prices ranging from $0.28 to $0.38, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock sold at each separate price within the range set forth herein.
21 This transaction was executed in multiple trades at prices ranging from $0.29 to $0.36, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock sold at each separate price within the range set forth herein.
22 This transaction was executed in multiple trades at prices ranging from $0.13 to $0.16, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock sold at each separate price within the range set forth herein.
23 This transaction was executed in multiple trades at prices ranging from $0.10 to $0.11, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock sold at each separate price within the range set forth herein.
24 This transaction was executed in multiple trades at prices ranging from $0.19 to $0.20, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock sold at each separate price within the range set forth herein.
25 This transaction was executed in multiple trades at prices ranging from $0.50 to $0.80, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock sold at each separate price within the range set forth herein.
26 This transaction was executed in multiple trades at prices ranging from $0.08 to $0.11, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock sold at each separate price within the range set forth herein.
27 This transaction was executed in multiple trades at prices ranging from $0.08 to $0.09, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock sold at each separate price within the range set forth herein.
28 This transaction was executed in multiple trades at prices ranging from $0.04 to $0.09, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares of options in the Common Stock sold at each separate price within the range set forth herein.